                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                 333-86366-09             13-3411414
      (State or Other        (Commission File Number)    (I.R.S. Employer
Jurisdiction Incorporation)                            Identification Number)

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
        Registrant's telephone number, including area code (212) 272-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Section 8         Other Events

Item 8.01         Other Events

                  On November 4, 2004, a single series of certificates, entitled
Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
Pass-Through Certificates, Series 2004-TOP16 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement dated as of November 1, 2004 (the
"Pooling and Servicing Agreement") by and among Bear Stearns Commercial Mortgage
Securities Inc., as depositor (the ``Depositor''), Wells Fargo Bank, National
Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special

servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee
(the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent), and
Wells Fargo Bank, National Association, as paying agent and certificate registrar (the "Paying Agent and Certificate Registrar"). The Certificates
consist of twenty-five classes identified as the "Class A-1 Certificates," the
"Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4
Certificates," the "Class A-5 Certificates," the "Class A-6 Certificates," the
"Class B Certificates," the "Class C Certificates," the "Class D Certificates,"
the "Class E Certificates," the "Class F Certificates," the "Class G
Certificates," the "Class H Certificates," the "Class J Certificates," the
"Class K Certificates," the "Class L Certificates," the "Class M Certificates,"
the "Class N Certificates," the "Class O Certificates," the "Class P
Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the
"Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III
Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust
Fund") consisting primarily of a segregated pool of 123 commercial, manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage
Loans") having, as of the close of business on November 1, 2004 (the "Cut-off
Date"), an aggregate principal balance of $1,156,012,001 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Section 9     Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired

                  Not applicable.

                  (b)      Pro Forma Financial Information

                  Not applicable.

                  (c) Exhibits:

Exhibit No.           Description
----------            -----------
                      Pooling and Servicing Agreement dated as of November
4.1                   1, 2004, by and among Bear Stearns Commercial Mortgage
                      Securities Inc., as depositor, Wells Fargo Bank,
                      National Association, as master servicer, ARCap
                      Servicing, Inc., as special servicer, LaSalle Bank
                      National Association, as trustee, ABN AMRO Bank N.V.,
                      as fiscal agent, and Wells Fargo Bank, National
                      Association, as paying agent and certificate registrar.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:        November 19, 2004

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.

By:           /s/ J. Christopher Hoeffel
         -----------------------------------
         Name:  J. Christopher Hoeffel
         Title:    Vice President

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                                  Exhibit Index

Exhibit No.             Description
-----------             -----------
                        Pooling and Servicing Agreement dated as of November
4.1                     1, 2004, by and among Bear Stearns Commercial Mortgage
                        Securities Inc., as depositor, Wells Fargo Bank,
                        National Association, as master servicer, ARCap
                        Servicing, Inc., as special servicer, LaSalle Bank
                        National Association, as trustee, ABN AMRO Bank N.V.,
                        as fiscal agent, and Wells Fargo Bank, National
                        Association, as paying agent and certificate registrar.

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